                                                                  EXHIBIT 99.6.0

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned members of the Board of Directors, hereby constitute and appoint John Murabito, Steven Paraggio, Michael Rabinowitz and Peter DeMarco or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Investec Ernst & Company, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.




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     IN WITNESS WHEREOF, the undersigned have hereunto set his hand this 22nd day of May, 2001.

                                                /s/ J. WILLIAM BURDETT
                                                ----------------------
                                                J. WILLIAM BURDETT

     On this 22nd day of May, 2001 personally appeared before me, a Notary Public in and for Melbourne, Australia said J. William Burdett, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                               /s/ ANTHONY G. HISCOCK
                                               Notary Public

                                               ANTHONY G. HISCOCK
                                               NOTARY PUBLIC
                                               MELBOURNE, AUSTRALIA

                                               22nd May 2001
                                               -------------
                                               Date

                                               MY COMMISSION IS NOT LIMITED AS
                                               TO TIME.

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned members of the Board of Directors, hereby constitute and appoint John Murabito, Steven Paraggio, Michael Rabinowitz and Peter DeMarco or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Investec Ernst & Company, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned have hereunto set his hand this 21st day of May, 2001.

                                               /s/ HUGH HERMAN
                                               ---------------
                                               HUGH HERMAN

     On this 21st day of May, 2001 personally appeared before me, a Notary Public in and for said Province of Gauteng, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                               /s/ RUTGURT WILLEM SMITH
                                               ------------------------
                                                  Notary Public

                                               21 May 2001              N/A
                                               -----------         -------------
                                               Date                 Expiration